Exhibit 10.43

AMENDMENT NO. 1 TO

SUBORDINATED CONVERTIBLE PROMISSORY NOTE AND WARRANT

PURCHASE AGREEMENT

This Amendment No. 1 to the Subordinated Convertible Note and Warrant Purchase Agreement (this “Amendment”) is made and entered into as of September 1 2011, by and among Mascoma Corporation, a Delaware corporation (the “Company”), and the Purchasers parties hereto. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Note Purchase Agreement (as defined below).

WHEREAS, the Company and certain Purchasers are parties to that certain Subordinated Convertible Note and Warrant Purchase Agreement, dated as of August 5, 2011 (the “Note Purchase Agreement”), pursuant to which the Company issued certain subordinated convertible promissory notes (the “Notes”) to the Purchasers party thereto;

WHEREAS, the Company and the Purchasers whose signatures are affixed below desire to amend the Note Purchase Agreement to extend the period in which the Company is authorized to issue the Notes in any Follow-On Closing (as defined below) and to permit the issuance of one or more Notes to MPC Investment LLC in the amount of $416,504.02 pursuant to the Mutual Termination Agreement, dated as of July 28, 2011, by and among the Company, Marathon Petroleum Company LP and MPC Investment LLC;

WHEREAS, pursuant to Section 5.02 of the Note Purchase Agreement, any provision of the Note Purchase Agreement can be amended if the Company shall obtain consent thereto in writing from the Purchasers holding at least a majority of the principal outstanding under the then outstanding Notes (the “Requisite Purchasers”); and

WHEREAS, the undersigned Purchasers represent the Requisite Purchasers.

NOW THEREFORE, the parties hereby agree as follows:

1.	Section 1.02(b) of the Note Purchase Agreement shall be amended and restated in its entirety as set forth below:

“Follow-On Closings. Following the Initial Closing and no later than September 15, 2011, Company will offer up to $40,000,000 in the total principal amount of Notes to (i) the Additional Purchasers on a pro rata basis (based on shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), issuable upon conversion of the Preferred Stock (as defined below) held by such holders), and (ii) the Initial Purchasers who wish to purchase in excess of the amounts purchased at the Initial Closing, provided, however, that the issuance of the MPC Special Note (as defined below) shall not be counted towards to the $40,000,000 in total principal amount of Notes the Company will offer prior to September 15, 2011. Any Additional Purchaser who commits to purchase Notes shall execute an Additional Purchaser signature page to this Agreement, in substantially the form attached hereto as Schedule A, and shall thereafter be bound by this Agreement as an Additional Purchaser. Exhibit A and Exhibit B attached hereto shall be updated to include the principal amount of Notes that each Initial Purchaser or Additional Purchaser, as applicable, has committed to purchasing at the Follow-On Closings (as defined below). The purchase and sale of the Notes to the Additional Purchasers and the Initial Purchasers who have elected to participate in one or more closing or a series of closings subsequent to the Initial Closing will be held no later than September 15, 2011 (the “Follow-On Closings” and, together with the Initial Closing, the “Closings”). Any Notes offered to the Additional Purchasers that are not purchased by the Additional Purchasers may be purchased by the Initial Purchasers or the Additional Purchasers on a pro rata basis to the Notes purchased by such other Purchasers or on such other basis as may be agreed upon by the Company and the Purchasers holding at least a majority of the principal outstanding under the then outstanding Notes.”

2.	The following Section 5.17 shall be added to the end of Article 5:

“Special Issuance of a Note to MPC Investment LLC. On or before September 15, 2011, the Company shall issue to MPC Investment LLC a Note (the “MPC Special Note”) in the amount of $416,504.02 in satisfaction of the Company’s obligations under the Mutual Termination Agreement, dated as of July 28, 2011, by and among the Company, Marathon Petroleum Company LP and MPC Investment LLC. The holder of the MPC Special Note shall have all the rights and obligations afforded to the other holders of the Notes by this Agreement and the Notes, provided, however, that given that MPC Investment LLC as a Purchaser has purchased its Pro Rata Portion of the Notes for purposes of Section 1.03 hereof in the Initial Closing, upon the occurrence of a Qualified Financing or an IPO, the Company shall issue to the holder of the MPC Special Note a Warrant to receive that number of shares of New Equity Securities or Common Stock, respectively, as is equal to fifty percent (50%) of the New Equity Securities or Common Stock, respectively, acquired by such holder upon conversion of the MPC Special Note in accordance with its terms.”

3.	Except as amended hereby, the remainder of the Note Purchase Agreement shall remain in full force and effect.

4.	This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware without regard to its principles of conflicts of laws.

5.

This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Amendment may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and

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delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other parties. This Amendment shall take effect when executed by the Company and the Requisite Purchasers.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note and Warrant Purchase Agreement on the day, month and year first above written.

MASCOMA CORPORATION

By:	/s/ TIMOTHY LINKKILA
	Name:	TIMOTHY LINKKILA
	Title:	ASSISTANT SECRETARY

Signature page to Amendment to Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

KHOSLA VENTURES I, L.P.

By:	Khosla Ventures Associates I, LLC, a Delaware limited liability company and general partner of Khosla Ventures I, LP

By:	/s/ SAMIR KAUL
Name:	SAMIR KAUL
Title:	Member

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

FLAGSHIP VENTURES FUND 2004, L.P.

By:	its General Partner Flagship Ventures General Partner LLC

By:	/s/ Noubar B. Afeyan
Manager

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

BLACKROCK INVESTMENT MANAGEMENT (UK) LIMITED, ACTING AS DISCRETIONARY INVESTMENT MANAGER FOR BGF NEW ENERGY FUND

By:	/s/ ALASTAIR BISHOP
Name:	ALASTAIR BISHOP	01ST SEPTEMBER 2011
Title:	DIRECTOR - BLACKROCK

BLACKROCK INVESTMENT MANAGEMENT (UK) LIMITED, ACTING AS DISCRETIONARY INVESTMENT MANAGER FOR BLACKROCK NEW ENERGY INVESTMENT TRUST PLC

By:	/s/ POPPOY ALLONBY
Name:	POPPOY ALLONBY	01ST SEPTEMBER 2011
Title:	DIRECTOR - BLACKROCK

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

MPC INVESTMENT LLC

By:	/s/ David L. Whikehart
Name:	David L. Whikehart
Title:	Director, Product Supply

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

VANTAGEPOINT CLEANTECH PARTNERS, L.P.
By:	VantagePoint CleanTech Associates, L.L.C, Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

VANTAGEPOINT VENTURE PARTNERS 2006 (Q), L.P.
By:	VantagePoint Venture Associates 2006, L.L.C, Its General Partner

By:	/s/ Alan E. Salzman
Name:	Alan E. Salzman
Title:	Managing Member

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

DIAMOND ALTERNATIVE ENERGY, LLC

By:	/s/ George Stutzman
Name:	George Stutzman
Title:	Vice President

[Signature page to Amendment to Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Subordinated Convertible Note Purchase Agreement on the day, month and year first above written.

KPCB HOLDINGS, INC.

By:	/s/ ERIC KELLER
Name:	ERIC KELLER
Title:	PRESIDENT

[Signature page to Amendment to Purchase Agreement]